Defiance Hotel, Airline, and Cruise ETF
Schedule of Investments
September 30, 2021 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.3%
	Consumer Discretionary - 43.2% (a)
6,350	Accor SA (b)	$227,771
38,100	Carnival Corporation (b)	952,881
1,275	Choice Hotels International, Inc.	161,122
6,900	Hilton Worldwide Holdings, Inc. (b)	911,559
5,675	Huazhu Group, Ltd. - ADR (b)	260,255
750	Hyatt Hotels Corporation - Class A (b)	57,825
5,725	InterContinental Hotels Group plc - ADR (b)	368,060
7,850	Marriott International, Inc. - Class A (b)	1,162,507
142,900	Minor International pcl (b)	133,038
15,825	Norwegian Cruise Line Holdings, Ltd. (b)	422,686
3,400	Resorttrust, Inc.	67,162
8,925	Royal Caribbean Cruises, Ltd. (b)	793,879
78,000	Shangri-La Asia, Ltd. (b)	62,022
6,600	Whitbread plc (b)	295,093
2,525	Wyndham Hotels & Resorts, Inc.	194,905
		6,070,765
	Industrials - 49.3% (a)
13,275	Air Canada (b)	242,373
84,000	Air China, Ltd. - H-Shares (b)	55,571
12,350	Air France-KLM (b)	60,587
3,850	Alaska Air Group, Inc. (b)	225,610
450	Allegiant Travel Company (b)	87,966
21,050	American Airlines Group, Inc. (b)	431,946
17,200	ANA Holdings, Inc. (b)	447,901
64,000	China Southern Airlines Company, Ltd. - H-Shares (b)	36,174
3,400	Controladora Vuela Cia de Aviacion SAB de CV - ADR (b)	74,154
600	Copa Holdings SA - Class A (b)	48,828
21,350	Delta Air Lines, Inc. (b)	909,723
23,800	Deutsche Lufthansa AG (b)	163,815
22,925	easyJet plc (b)	204,877
525	Hanjin Kal Corporation (b)	27,137
148,025	International Consolidated Airlines Group SA (b)	356,831
16,100	Japan Airlines Company, Ltd. (b)	384,553
7,850	JetBlue Airways Corporation (b)	120,026
7,125	Korean Air Lines Company, Ltd. (b)	202,798
72,250	Qantas Airways, Ltd. (b)	295,916
7,725	Ryanair Holdings plc - ADR (b)	850,214
57,600	Singapore Airlines, Ltd. (b)	213,412
1,275	SkyWest, Inc. (b)	62,909
13,150	Southwest Airlines Company (b)	676,305
3,300	Spirit Airlines, Inc. (b)	85,602
10,550	United Airlines Holdings, Inc. (b)	501,864
2,350	Wizz Air Holdings plc (b)	158,874
		6,925,966
	Real Estate - 6.8%
7,175	Apple Hospitality REIT, Inc.	112,863
15,350	Host Hotels & Resorts, Inc. (b)	250,665
175	Japan Hotel REIT Investment Corporation	105,243
5,675	Park Hotels & Resorts, Inc. (b)	108,619
3,150	Pebblebrook Hotel Trust	70,592
3,750	RLJ Lodging Trust	55,725
1,550	Ryman Hospitality Properties, Inc. (b)	129,735
4,550	Service Properties Trust	51,006
6,100	Sunstone Hotel Investors, Inc. (b)	72,834
		957,282
	TOTAL COMMON STOCKS (Cost $13,695,745)	13,954,013

	PREFERRED STOCKS - 0.4%
	Industrials - 0.4%
2,950	Azul SA - ADR (b)	59,177
	TOTAL PREFERRED STOCKS (Cost $71,030)	59,177

	SHORT-TERM INVESTMENTS - 1.0%
135,948	First American Government Obligations Fund - Class X, 0.03% (c)	135,948
	TOTAL SHORT-TERM INVESTMENTS (Cost $135,948)	135,948

	TOTAL INVESTMENTS - 100.7% (Cost $13,902,723)	14,149,138
	Liabilities in Excess of Other Assets - (0.7)%	(97,574)
	NET ASSETS - 100.0%	$14,051,564

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt.
(a)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(b)	Non-income producing security.
(c)	Rate shown is the annualized seven-day yield as of September 30, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at September 30, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$13,954,013	$-	$-	$13,954,013
Preferred Stocks	59,177	-	-	59,177
Short-Term Investments	135,948	-	-	135,948
Total Investments in Securities	$14,149,138	$-	$-	$14,149,138

^See Schedule of Investments for breakout of investments by sector classification.
For the period ended September 30, 2021, the Fund did not recognize any transfers to or from Level 3.